SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials permitted by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               LECSTAR CORPORATION
      ---------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(6)      Amount Previously Paid:

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(8)      Filing Party:

(9)      Date Filed:

                                    LecStar
                    4501 Circle 75 Parkway, Building D - 4210
                             Atlanta, Georgia 30339

                                   May 1, 2002

Dear LecStar Corporation Shareholder,

         I am pleased to invite you to attend the 2002 Annual Meeting of Shareholders of LecStar Corporation. The meeting will be held at The Kennesaw Room, 5th floor, Best Western-Bradbury Suites Hotel, 4500 Circle 75 Parkway, Atlanta, Georgia, at 10:00 a.m., Atlanta time, on Monday, May 13, 2002.

         This letter is accompanied by the formal notice of LecStar Corporation's annual meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how the board operates and gives information about our director candidates, our proposed reverse common stock split plan and our new accountants. A form of proxy for voting at the meeting and our 2001 annual report to shareholders are included with the notice and proxy.

         We look forward to greeting personally those of you who are able to be present at the annual meeting and sharing with you more information about LecStar.

         Your vote is very important and it is important that your shares are represented, whether or not you are able to be with us at the meeting. To ensure your representation at the meeting, even if you anticipate attending in person, we urge you to mark, sign, date and return the enclosed proxy card. If you attend, you will, of course, be entitled to revoke your proxy and vote in person.


                                                       Sincerely,

                                                    /s/W. Dale Smith

                                                       W. Dale Smith
                                                       Director and President

                                    LecStar
                    4501 Circle 75 Parkway, Building D - 4210
                             Atlanta, Georgia 30339

                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS

                                   May 1, 2002

To Our Shareholders,

         The 2002 annual meeting of shareholders of LecStar Corporation will be held at The Kennesaw Room, 5th floor, Best Western-Bradbury Suites Hotel, 4500 Circle 75 Parkway, Atlanta, Georgia, on May 13, 2002 at 10:00 a.m., Atlanta time, for the purpose of considering and acting upon the following matters described in more detail in the accompanying proxy statement:

(1)      the election of three directors, each for a term of one year;

(2)      the approval of the reverse common stock split proposal;

(3) the ratification of the appointment of Feldman Sherb & Co., P.C. as our independent accountants for our fiscal year ending December 31, 2002; and

(4)      such other business as may properly come before the annual meeting.

         Our board of directors unanimously recommends a vote FOR the first three matters outlined above. Our board of directors has granted the proxy holders discretionary authority to vote upon any other matter that properly comes before the annual meeting.

         Our board of directors has fixed March 15, 2002, as the "record date" for determining shareholders entitled to notice of and to vote at the annual meeting. Only shareholders of record as of the record date will be entitled to notice of and to vote at the annual meeting or any adjournment of the annual meeting.

                  All shareholders are cordially invited to attend the annual meeting in person. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, EACH SHAREHOLDER IS REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. Shareholders who attend the annual meeting, and so request, may revoke their proxy and vote their shares in person even if they have already returned a proxy card.

         For entry to the annual meeting, each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Shareholders holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

                                    LecStar
                    4501 Circle 75 Parkway, Building D - 4210
                             Atlanta, Georgia 30339


                       2002 ANNUAL MEETING OF SHAREHOLDERS
                                  May 13, 2002

                                Table of Contents



ABOUT THE ANNUAL MEETING..................................................1

 What is the purpose of the annual meeting?...............................1
 Who is entitled to notice of and to vote at the annual meeting?..........1
 What are the voting rights of the shareholders?..........................1
 How do I vote and who will vote my proxy?................................2
 May I revoke my proxy?...................................................2
 What does it mean if I receive more than one proxy card?.................2
 Can I vote by telephone or electronically via the internet?..............2
 What constitutes a quorum?...............................................2
 What vote is required to approve each item?..............................2
 How will votes be tabulated?.............................................3
 What are our board of directors' recommendations?........................3
 Does LecStar have any standing committees of its board of directors?.....4
 Who is paying the cost for this proxy solicitation and how is the solicitation process conducted?.........................................4
 Do I have dissenter's rights?............................................4
 How do I make a shareholder proposal at the next annual meeting?.........4
 How do I obtain more information about LecStar Corporation?..............4
 Has there been a change in control of LecStar Corporation since the beginning of our last fiscal year?..................................5

STOCK OWNERSHIP...........................................................6

 How much common stock do LecStar's directors and executive officers own and who are the largest owners of LecStar's stock?..................6
 Amount and Nature of Beneficial Ownership................................7

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION...............................8

 How is the  compensation for our executive officers determined?..........8
 What is the current summary compensation for executive officers?.........8
 Summary Compensation Table...............................................9
 Stock Options/Warrants and Stock Appreciation Rights.....................10
 Stock Options/Warrants Granted in Fiscal Year ended December 31, 2001....11
 What is LecStar's philosophy behind its granting of stock options to its executive officers?..............................................11
 How many stock options were granted to the executive officers in the last fiscal year?...................................................12
 Has LecStar entered into any employment agreements with any of its current executive officers named in the Summary Compensation table as of December 31,2001?...........................................12
 How are our directors compensated?.......................................12
 How many times did our board of directors meet during this past fiscal year?............................................................12
 Who are the current members of LecStar's board of directors?.............13
 Are there any executive officers of LecStar who are not members of our board of directors?..............................................13
 Section 16(a) Beneficial Ownership Reporting Compliance..................14

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS............................15

PROPOSAL 1   ELECTION OF DIRECTORS........................................16

PROPOSAL 2   APPROVAL OF THE reverse common stock split proposal..........18

             General......................................................18
             Reasons for the reverse stock split..........................19
             Effect of the reverse stock split proposal (assuming
             1 for 4 stock split for illustrative purposes only)..........19
             Exchange of stock certificates and payment for
              fractional shares...........................................20
             Certain Federal Income Tax considerations....................21

PROPOSAL 3   RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS...22

         Audit firm fee summary...........................................22
         Audit fees.......................................................22
         Financial information systems design and implementation fees.....22
         Other fees.......................................................23

OTHER BUSINESS............................................................23

                                    LecStar
                    4501 Circle 75 Parkway, Building D - 4210
                             Atlanta, Georgia 30339

                                 PROXY STATEMENT

         This proxy statement contains information and is furnished in connection with the solicitation by the board of directors of LecStar Corporation, a Texas corporation, of proxies for use at the 2002 annual meeting of shareholders of LecStar Corporation to be held at The Kennesaw Room, 5th floor, Best Western-Bradbury Suites Hotel, 4500 Circle 75 Parkway, Atlanta, Georgia, on May 13, 2002 at 10:00 a.m., Atlanta time, and any adjournment of the annual meeting. This proxy statement and accompanying proxy card are first being mailed to shareholders on or about May 13, 2002.


                            ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

         At our annual meeting, the shareholders will act upon the matters outlined in the Notice of 2002 Annual Meeting of Shareholders on the cover page of this proxy statement, including:

o        the election of  three directors, each for a term of one year;

o        the adoption of the reverse common stock split proposal; and

o the ratification of Feldman Sherb & Co., P.C. as our independent accountants for our fiscal year ending December 31, 2002.

         In addition, our management will report on the current operations of LecStar Corporation and respond to questions from shareholders.

Who is entitled to notice of and to vote at the annual meeting?

         Our board of directors has fixed the close of business on March 15, 2002, as the "record date" for the determination of shareholders who are entitled to notice of the meeting and who are entitled to vote at the annual meeting. As of the record date we had 114,153,745 outstanding shares of common stock, par value $.01 per share, and 950 shareholders of record.

What are the Voting Rights of the Shareholders?

         The holders of our common stock will vote together as a single class on all matters to be acted upon at the annual meeting and will be entitled to one vote per each full share held. The holders of our Series A, D and E Preferred Convertible Stock are not entitled to vote on the proposals presented in this proxy statement or at our annual meeting.

How do I vote and who will vote my proxy?

         If you properly complete, sign and return the accompanying proxy card, it will be voted as you direct. W. Dale Smith and James E. Malcom, the persons named as proxies on the proxy card accompanying this proxy statement, will vote each properly executed and returned proxy as indicated on the directions of the returned proxy, or if no direction is indicated, the proxy will be voted in accordance with the recommendations of our board of directors contained in this proxy statement. The people named above were selected by our board of directors to serve in this capacity. Even if you plan to attend the annual meeting, your plans may change, so it is a good idea to complete, sign and return your proxy card in advance of the annual meeting. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares. If you attend the annual meeting, you will of course be allowed to vote in person.

May I revoke my proxy?

         Yes. Each shareholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by our Secretary, at or prior to the annual meeting, of either an instrument revoking the proxy or a duly executed proxy bearing a later date. Additionally, a shareholder may change or revoke a previously executed proxy by attending the annual meeting and requesting to vote in person. Please note that attendance at the annual meeting will not by itself revoke a previously granted proxy.

What does it mean if I receive more than one proxy card?

         It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

Can I vote by telephone or electronically via the internet?

         No. You may not vote by telephone or electronically through the internet. You may only vote by returning a properly executed proxy card or by voting in person at the annual meeting.

What constitutes a quorum?

         The presence at the meeting of at least a majority of the outstanding shares of the aggregate of our common stock whether present in person or by proxy, will constitute a quorum. A quorum must be present at the annual meeting to permit the conduct of business.

         If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. If you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will be counted to determine whether there is a quorum.

What vote is required to approve each item?

         Election of directors. The affirmative vote of a plurality of the votes cast at the annual meeting is required to elect directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. "Broker non-votes" are not included in the tabulation of the vote concerning the election of our directors and, therefore, do not have the effect of votes in opposition to that election. Cumulative voting in the election of our directors is expressly prohibited by our Bylaws. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

         Other Matters. The affirmative vote of the holders of a majority of the shares present and entitled to vote, whether in person or by proxy, at the annual meeting is required to approve the reverse common stock split proposal and to ratify the appointment of Feldman Sherb & Co., P.C. as our independent accounts for the fiscal year ending December 31, 2002. A properly executed proxy marked "ABSTAIN" with respect to either such matter will not be voted, although it will be counted to determine whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote. "Broker non-votes" are not included in the tabulation of the vote concerning these matters and, therefore, do not have the effect of votes in opposition to such appointment and approval.

How will votes be tabulated?

         The election inspectors appointed for the annual meeting will tabulate the votes cast in person or by proxy at the annual meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote to determine the presence of a quorum but as unvoted to determine the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter but will be counted for purposes of determining the presence of a quorum.

What are our board of directors' recommendations?

         Unless you give other instructions on your proxy card, the persons named above will vote in accordance with the recommendations of our board of directors. Our board of directors recommendations are set forth together with the description of each item in this proxy statement. In summary, our board of directors recommends a vote:

o for the election of the three nominated directors, each for a term of one year;

o        for the approval of the reverse common stock split proposal; and

o for the ratification of Feldman Sherb & Co., P.C. as our independent accountants for our 2002 fiscal year.

         With respect to any other matter that properly comes before the annual meeting, the proxy holders will vote in their own discretion.

Does LecStar have any standing committees of its board of directors?

         No. We do not have an audit, nominating or compensation committee. Our board of directors nominates candidates to stand for election as directors and sets the compensation for our directors and executive officers.

Who is paying the cost for this proxy solicitation and how is the solicitation process conducted?

         We will pay the expense of this proxy solicitation. We do not anticipate that the costs and expenses incurred in connection with this proxy solicitation will exceed those normally expended for a proxy solicitation relating to the matters to be voted on in this annual meeting. We will, upon request, reimburse brokers, banks and similar organizations for out-of-pocket and reasonable clerical expenses incurred in forwarding proxy material to their principals.

         In addition to the solicitation of proxies by use of the mails, solicitation also may be made by telephone, telegraph or personal interview by our directors, officers and regular employees, none of whom will receive additional compensation for any such solicitation.

Do I have dissenter's rights?

         No. The taking of the actions proposed at the annual meeting will not entitle any shareholder to dissent and demand a right of appraisal or payment for its shares under the Texas Business Corporation Act.

How do I make a shareholder proposal at the next annual meeting?

         Proposals of shareholders that are intended to be presented by those shareholders at our 2003 annual meeting and are intended to be included in our proxy materials relating to our 2003 annual meeting must be received by us at least 120 calendar days prior to the one year anniversary of the May 1, 2002 mailing date of this proxy statement. The submitted proposals must be in compliance with applicable laws and regulations and follow the procedures prescribed in the Securities and Exchange Commission's Rule 14a-8 to be considered for possible inclusion in the proxy materials.

         If a shareholder wishes to present a proposal at our 2003 annual meeting and the proposal is not intended to be included in our proxy statement relating to that meeting, the shareholder must provide us with advance notice of the proposal. Any shareholder proposals submitted to us after April 1, 2003, will be considered untimely and will be subject to discretionary voting authority by the proxy holders.

         We have not been notified by any shareholder of his or her intent to present a shareholder proposal from the floor at this year's annual meeting. The enclosed proxy card grants the proxy holder discretionary authority to vote on any matter properly brought before the annual meeting.

How do I obtain more information about LecStar Corporation?

         We file annual, quarterly and special reports and other information with the Securities and Exchange Commission. You may read and copy any of these documents at the Commission's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. You may also read and copy any of these documents at either of the following Regional Offices of the Commission:

New York Regional Office, Woolworth Building, 233 Broadway, New York, New York 10279 and Chicago Regional Office, Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of this material may be obtained by mail at prescribed rates from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. You may read and download the filings of LecStar Corporation over the internet at the Commission's web site at http://www.sec.gov. You may also request copies of our filings by contacting our Secretary at (404) 659-9500 or c/o LecStar Corporation, 4501 Circle 75 Parkway, Building D-4210, Atlanta, Georgia 30339-3025. Our common stock is listed on the NASD Over-the-Counter Bulletin Board under the symbol "LCST."

Has there been a change in control of LecStar Corporation since the beginning of our last fiscal year?

         Yes. On January 25, 2001, Corzon, Inc. completed the merger of LecStar Communications Corporation, a Delaware corporation, with and into LecStar Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of ours, whereby LecStar Communications survived as a wholly-owned subsidiary of Corzon.

         We issued 400,000,000 shares of our common stock and 10 shares of our Series F Preferred Stock to the former shareholders of LecStar Communications pursuant to the merger. As a result of the issuance of these shares, the former shareholders of LecStar Communications now own, in the aggregate, approximately 82% of the our outstanding common stock on a non-diluted basis.

         Our board of directors then recommended to the shareholders a change in the name of our company from Corzon, Inc. to LecStar Corporation so that the name of our company would accurately reflect its primary operating subsidiary, which it acquired in the merger. This name change was effected by the filing of an amendment to our Articles of Incorporation with the Secretary of State of the State of Texas on March 30, 2001. Our common stock began trading on the NASD's OTC Bulletin Board under the symbol "LCST" on April 2, 2001.

         Because we did not have a sufficient number of authorized shares of common stock to effect the conversion of the shares of Series F Preferred Stock issued in connection with the merger, or to give effect to the conversion of the other outstanding convertible securities, we effected a sixty to one reverse split by the filing of an amendment to our Articles of Incorporation with the Secretary of State of the State of Texas on March 30, 2001. The reverse split did not affect any shareholders proportionate interest equity interest in LecStar Corporation and the par value of the common stock remained at $0.01 per share. As a result of the reverse split, the 10 shares of our Series F Preferred stock that were issued to the former shareholders of LecStar Communications automatically converted after the reverse split into 25,333,333 shares of our common stock.

                                 STOCK OWNERSHIP

How much common stock do LecStar's directors and executive officers own and who are the largest owners of LecStar's stock?

     The following table sets forth information as of March 15, 2002, regarding our common stock that was beneficially owned by:

o        each of our current directors and director nominees;

o        all of our current directors and executive officers as a group; and

o each person or entity that beneficially owned, directly or together with affiliates, more than 5% of our common stock. The 5% threshold was based on information available to us and based upon a review of statements filed with the Securities and Exchange Commission pursuant to Sections 13(d) and 13(g) of the Securities Act.

         Please note that on March 29, 2001, we effected a 60 to 1 reverse split whereby the number of shares of our common stock outstanding immediately before the reverse split were converted into a number of "new" shares of common stock equal to the quotient of 1 divided by 60. The following table reflects the aforesaid stock split.

         We believe each person or entity listed has sole voting and investment power over the shares beneficially owned by them. Each person's address is c/o LecStar Corporation, 4501 Circle 75 Parkway, Building D-4210, Atlanta, Georgia 30339-3025.

                    Amount and Nature of Beneficial Ownership

                                                          Amount and Nature of    Percent of Class
Name of Beneficial Owner     Positions Held               Beneficial Ownership       Ownership
---------------------------------------------------------------------------------------------------
William S. Woulfin         Chairman of the Board and CEO     3,464,147                 3.0%
W. Dale Smith              Director, President               2,675,102                 2.3%
John C. Canouse            Director                         16,330,664                14.3%
Sovereign Partners, L.P.   Shareholder                      16,927,759                14.6%
Dominion Capital           Shareholder                      12,034,976                10.5%
Sherman LLC                Shareholder                      50,793,314                43.7%
All executive officers and                                  23,349,504                19.3%
directors as a
group (8 persons)

                                      -6-

         The percentage of class ownership column is based on 114,153,175 shares of common stock outstanding. This number also reflects the number of shares of our common stock issuable upon the exercise or conversion of options and warrants exercisable on or within 60 days of March 15, 2002.

         Mr. Woulfin's shares include warrants to purchase 1,154,700 shares exercisable at $0.39 with an expiration date of October 25, 2002.

         Mr. Smith's shares include warrants to purchase 365,655 shares exercisable at $0.39 with an expiration date of October 25, 2004.

         Mr. Canouse's shares are held as follows:

o Mr. Canouse has a pecuniary interest in Harbour Crest, which is the investment manager for Atlantis Capital Fund, Ltd. Atlantis Capital owns 7,919,928 shares of common stock, warrants to purchase 128,300 shares exercisable at $0.97 with an expiration date of December 31, 2005;

o Mr. Canouse is a member of J.P. Carey Asset Management, LLC, which is the investment manger of GPS American Fund, Ltd. GPS American Fund, Ltd. owns 1,247,577 shares of our common stock;

o Mr. Canouse is a member of J.P. Carey Asset Management, LLC, which is the general partner of Atlas Capital Fund, Ltd. Atlas Capital Fund, Ltd. owns 1,243,399 shares of our common stock;

o Mr. Canouse is a member of J.P. Carey Asset Management, LLC, which is the general partner of Cache Capital (USA) L.P. Cache Capital owns 812,261 shares of our common stock;

o        Mr. Canouse is a Senior Vice  President of J.P. Carey Enterprises, Inc.
         J.P.  Carey  Enterprises  owns 360,379 shares of our common stock;

o Mr. Canouse is a beneficiary of The Four Life Trust. Four Life Trust owns 833,967 shares of our common stock; and warrants to purchase 3,592,400 shares exercisable at $0.39 with expiration dates of May 10, 2002 and May 25, 2004; and

o Mr. Canouse's three minor children own 192,453 shares of our common stock.

         Dominion Capital's holdings include warrants to purchase 545,275 shares exercisable at $0.97 with expiration dates ranging from March 31, 2003, to December 8, 2003,

         Sovereign Partner's holdings include warrants to purchase 609,425 shares exercisable at $0.97 with expiration dates ranging from March 31, 2003, to December 8, 2003. Also included are 1,154,700 warrants exercisable at $0.39 per share with an expiration date of October 25, 2004, held by Stephen Hicks, President of Sovereign Partners.

         One of our executive officers, not named in the Beneficial Ownership table, hold 833,950 options exercisable at $2.34 per share with an expiration date of May 8, 2010.

         One of our executive officers, not named in the Beneficial Ownership table, owns 256,606 shares of our common stock, 89,810 warrants exercisable at $0.39 per share expiring January 25, 2004, and 50,000 options exercisable at $0.50 per share expiring April 9, 2006.

         Another of our executive officers, not named in the Beneficial Ownership table, owns 400 shares of our common stock and holds 320,750 options exercisable at $0.39 per share expiring January 25, 2004 and 128,300 options at $0.50 per share expiring April 9, 2006.


                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

How is the  compensation for our executive officers determined?

         Since we do not have a compensation committee, our board of directors determines the compensation of our executive officers based on the following philosophy and criteria. Our executive compensation and benefit programs are designed to attract and retain the best people in the industry and to provide incentives for those senior members of management who bear responsibility for our goals and achievements. These programs are also intended to recognize corporate, business unit, individual, and team performance through the use of incentives, including equity-based incentives, that reward for the creation of shareholder value and the achievement of key financial, strategic, individual, and team objectives. The key components of our compensation and benefit programs are a base salary, with opportunity for significant bonuses to reward outstanding performance, and a stock incentive plan.

         Our board of directors relates total compensation levels for our executive officers to the total compensation paid to similarly situated executives of companies with which we compete for customers and executive talent. Their total compensation is targeted to approximate the median of these companies. However, because of the performance-oriented nature of our incentive programs, total compensation may exceed market norms when our targeted performance goals are exceeded. Likewise, total compensation may lag the market when our performance goals are not achieved.

What is the current summary compensation for executive officers?

         The following table sets forth compensation information for services rendered to us by our chief executive officer and our most highly compensated executive officers during our last fiscal year. Other than as set forth below, none of the persons listed had salary and bonus that exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, draws, bonus awards, the number of stock options granted and other compensation whether paid or deferred.

                              SUMMARY  COMPENSATION  TABLE

                                                                       Accumulative
                                                           Long Term     Long Term
                                   Annual Compensation   Compensation  Compensation
                   ----------------------------------------------------------------
                      Year    Salary    Bonus      Other    Options      Options
                               $         $          $         #             #

William S. Woulfin    2001   $102,462     0      $ 47,538   704,700     1,154,700
                      2000   $150,000     0          0         0          450,000

W. Dale Smith         2001   $150,000     0          0      223,155       365,655
                      2000   $150,000     0          0         0          142,500

James E. Malcom       2001   $ 71,085     0          0    1,000,000     1,000,000


Michael E. Britt      2001   $198,154  $ 25,000  $ 50,000   133,950       833,950
                      2000   $ 89,825      0          0     650,000       650,000

W. Chadwick Smith     2001   $ 92,692      0          0      104,810      139,810
                      2000   $ 80,837      0          0         0          35,000

Donald G. Santavicca  2001   $109,480      0     $   2,750   324,050      449,050
                      2000   $101,923      0          0         0         125,000

         Each of the following persons served in the position indicated during all or a portion of calendar years 2000 and/or 2001 and received compensation during 2000 of One Hundred Thousand ($100,000) Dollars or more.

         Lawrence Shatsoff served as President from June 2000 through January 2001 and received a salary of One Hundred Thousand ($100,000) Dollars during calendar year 2000.

         Clifford A. Postelnik served as a Director from June 2000 through February 2001 and as an officer from June 2000 through January 2001 and received a salary of One Hundred Thousand ($100,000) Dollars during calendar year 2000.

         Robert J. Hoffman served as an officer from December 1999 through April 2000 and received a salary of One Hundred Twenty Six Thousand Five Hundred Seventy Five ($126,575) Dollars during calendar year 2000.

         None of these individuals received any other form of annual compensation during 2000 other than the salaries indicated. For further information with respect to any of these individuals, none of whom currently serve as officers or directors of the Company, reference is herewith made to the Company's Form 10-KSB for year ended December 31, 2000 and related Proxy Statement, the latter of which is dated April 5, 2001.

              STOCK OPTIONS/WARRANTS AND STOCK APPRECIATION RIGHTS

         The following sets forth certain information concerning the grant of options/warrants to purchase shares of the Common Stock to each of the executive officers of the Company, as well as certain information concerning the exercise and value of such stock options/warrants for each of such individuals.

 STOCK OPTION/WARRANTS GRANTED IN FISCAL YEAR ENDED DECEMBER 31, 2001

         With respect to the named executive officers and information regarding options/warrants granted to them and related information, reference is made to the two charts appearing directly below.

                   OPTION / WARRANT GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------
                       Number of      Percent of
                      Securities     Total Options
                      Underlying     and Warrants
                      Options and     Granted to      Exercise
                       Warrants        Employees    or Base Price   Expiration
Name                  Granted (#)   in Fiscal Year  ($ Per Share)      Date
-------------------- -------------- -------------- --------------- -------------

William S. Woulfin     704,700            19%           $0.39       May 10, 2002

W. Dale Smith          223,155             6%           $0.39       May 10, 2002

James E. Malcom      1,000,000            27%           $0.42       Nov. 8, 2011

Michael E. Britt       183,950             5%           $2.51       May 15, 2010

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES
--------------------------------------------------------------------------------

                           Number of Securities         Value of Unexercised
                          Underlying Unexercised        In-The-Money Options
                      Options at Fiscal Year-End (#)    At Fiscal Year-End ($)
                        Exercisable/Unexercisable     Exercisable/Unexercisable
                       ------------------------------ --------------------------

William S. Woulfin           1,154,700 / 0                    $127,017 / 0

W. Dale Smith                  365,655 / 0                     $40,222 / 0

James E. Malcom              0 / 1,000,000                     0 / $80,000

Michael E. Britt               833,950 / 0                       0 / 0


         Those warrants granted to Messrs. Woulfin and Smith were initially granted in May 1999 while those options granted to Mr. Britt were initially granted in 2000. In each instance the number of warrants/options were subsequently adjusted as per written agreement. Those options granted to Mr. Malcom were granted during calendar year 2001.

What is LecStar's philosophy behind its granting of stock options to its executive officers?

         We believe that we will only retain executives of caliber and experience if they are offered competitive compensation packages. Because we cannot afford to pay high cash salaries, the granting of options is a critical component of the overall compensation paid to our officers. We believe it is uncompetitive and a disincentive to set the exercise price of options at unreasonable premiums over the market price of the shares on the date of grant. Similarly, we believe a decline in the price of the shares over a period when both our business operations and prospects are improving, and our executives have made significant contributions, that is not offset by a reduction in the exercise price, is unfair to those executives. A decline in our share price results in an effective increase in the premium of the exercise price over the market price which penalizes the executives, and is potentially harmful to us if the executive then takes the view that their overall compensation package is uncompetitive. We will continue to review the exercise prices and vesting dates of options granted to our employees and may reprice and/or change vesting dates as we deem appropriate based on the prevailing price of our shares and our business operations and prospects.

How many stock options were granted to the executive officers in the last fiscal year?

                  During our fiscal year ending December 31, 2001, 1,362,250 stock options were granted to the persons named in the Summary Compensation Table and those persons held 3,943,165 unexercised options as of December 31, 2001.

Has LecStar entered into any employment agreements with any of its current executive officers named in the Summary Compensation table as of December 31, 2001?

         Yes. Mr. Malcom has an employment agreement with us dated as of November 6, 2001. The agreement has an initial term of 36 months, provides a minimum annual base salary of $145,000, an option to purchase 1,000,000 shares of Company common stock at $0.42 per share vesting ratably over a seven year period beginning November 6, 2001. For further information with respect to Mr. Malcom's employment agreement reference is made to form 10 KSB for year ended December 31, 2001 wherein such employment agreement is filed as an exhibit.

         Mr. Shatsoff had an employment agreement with us dated as of January 3, 2001. The agreement has an initial term of 18 months, provided a minimum annual base salary of $120,000, an award of common stock 25,000 shares and an option to purchase 100,000 shares of our common stock at $2.50 per share beginning January 3, 2002. Mr. Shatsoff resigned from the Company in April 2001.

How are our directors compensated?

         Our directors are reimbursed for expenses actually incurred in connection with attending meetings of the board of directors but do not receive any compensation for services rendered solely as directors.

How many times did our board of directors meet during this past fiscal year?

         During the fiscal year ending December 31, 2001, there were three regularly scheduled meetings of our board of directors. All of our directors attended each of those meetings.

Who are the current members of LecStar's board of directors?

         As of March 15, 2002, there are three members on our board of directors. Each current member has been nominated to stand for re-election. The three current members are as follows and their biographical and background information can be found within the section entitled "Proposal 1":

              Name                    Age             Position

        William S. Woulfin             58       Chairman of the Board and CEO

          W. Dale Smith                55       Director and President

         John C. Canouse               38       Director




Are there any executive officers of LecStar who are not members of our board of directors?

         Yes. The following individuals are executive officers who are not directors:

              Name                    Age             Position

          James E. Malcom              38       Vice President, Chief
                                                 Financial Officer and Treasurer

        Donald G. Santavicca           58       Vice President, Chief
                                                 Accounting Officer, Controller
                                                 and Assistant Treasurer

          Michael Britt                38       Vice President, Operations

          W. Chad Smith                28       Secretary




         James E. Malcom, 38, has experience in the telecommunication industry and public accounting. Prior to joining LecStar, in June 2001, Mr. Malcom was Vice President, Strategic Planning and Treasurer for Powertel, Inc., a wireless telecommunications company providing services in the Southeast. While at Powertel, Mr. Malcom was instrumental in the acquisition of Digiph PCS and the eventual acquisition of Powertel by Deutsche Telekom. In addition, Mr. Malcom was previously employed by Ernst & Young LLP, as a Senior Manager, President of Southern Payphone, Inc., and a Manager with KPMG.

         Donald G. Santavicca, 58, has over 30 years of accounting and finance experience. Mr. Santavicca has served as a vice president, our chief accounting officer, our controller and our assistant treasurer since January of 2001. Previously, Mr. Santavicca served as vice president of administration, controller and assistant treasurer with LecStar Communications. Prior to joining LecStar Communications, Mr. Santavicca was the CFO for Gulf Coast Restaurants, Inc., where he was responsible for all financial functions including new location financing, budgeting, and financial reporting. For the 14 years prior to Gulf Coast, Mr. Santavicca served as vice president, finance and CFO for Servidyne Inc., in Atlanta, where he was responsible for all financial functions, including cash management, 401K and benefit plan administration, risk management, and shareholder relations. After receiving his M.B.A., he worked for Mead Corporation for 11 years in various financial positions.

         Michael Britt, 38, has served as our vice president of operations since January of 2001. Previously, Mr. Britt served as president and chief operating officer for our competitive local exchange carrier operations with LecStar Communications. Prior to joining LecStar Communications, Mr. Britt was the vice president of Southern Telecom, Inc., a telecommunications company focused on full service wholesale telecommunications services in the Southeast. Mr. Britt has also served as the director of mass marketing strategy for Southern Company and as assistant to the vice president of Telecommunications Services. Prior to joining Southern Company, Mr. Britt was a member of the Utility and Telecom business strategy practices of Anderson Consulting (San Francisco and Atlanta) and PHB, Hagler Bailly New York, Chicago, Los Angeles and Atlanta. In early 1996, Mr. Britt was awarded Anderson Consulting's highest honor for worldwide strategic achievement - the Ken Ernst Worldwide Thought Leadership for his work on the value of broadband communications in the electric utility industry.

         W. Chad Smith, 28, has served as Director of Corporate Development since the company's inception and was nominated Secretary in April of 2001. Mr. Smith has been with LecStar since its inception and served in many capacities including administrative, vendor and partner relations, product development, utility channel manager, merger and acquisition, investor relations, corporate strategy and development. Mr. Smith began his career with Southeastern Freight Lines and after an extensive management training program he worked actively in both sales and operations management. Mr. Smith later joined CMG International where he worked with a variety of companies consulting their management teams on setting and implementing individual and company goals.

         Our officers are appointed at the first meeting of the board of directors after each annual meeting of shareholders. Officers hold office for a term of one year and until their successors are chosen and qualified or until their earlier resignation or removal.

Section 16(a) Beneficial Ownership Reporting Compliance.

         Section 16(a) of the Securities and Exchange Act requires our officers, directors and persons beneficially owning more than 10% or a registered class of our equity securities to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Our officers, directors and greater than 10% beneficial owners are also required to furnish us with copies of these reports. Based solely on our review of the copies of these reports received by us or written representations from the reporting persons that no Annual Statement of Beneficial Ownership of Securities on Form 5 were required for those persons, we believe that during our fiscal year 2000, all filing requirements applicable to our officers, directors and greater than 10% beneficial owners were filed in a timely manner.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The following is a summary of certain relationships and related transactions among us and our subsidiaries and our directors, executive officers and greater than 5% shareholders during our past two fiscal years. Unless otherwise stated, all references to our common stock are based on post reverse split numbers.

         SECA VII, LLC, a former significant shareholder and an entity in which James R. Walker, a former director, was an equity owner, loaned to a subsidiary of ours $350,000 at an interest rate of 12.5%. This loan matured on September 9, 1999. In November of 1999, SECA agreed to extend the maturity date of the loan until January 31, 2000, in exchange for our issuance to SECA of warrants to acquire approximately 1,667 shares of our common stock at an exercise price of $2.40 per share. The maturity date for this loan was subsequently extended to January 31, 2001.

         In February of 2000, in connection with the sale of assets of our former subsidiary Hartan and six of Hartan's subsidiaries to Restaurant Teams International, Inc., Restaurant Teams International agreed to indemnify Robert
J. Hoffman, our former chief executive officer at that time, and certain other of our subsidiaries' former officers and employees against any claims relating to our failure or the failure of our subsidiaries to pay certain sales taxes, with the aggregate amount of such indemnification to be limited to $125,000. In June of 2000, we agreed to indemnify Mr. Robinson for any claims relating to our failure or the failure of our subsidiaries to pay certain sales taxes.

         Lawrence Shatsoff, our former President and currently a director and our vice president and secretary, was formerly a director of Fone.com, Limited and the vice president and chief operations officer of DCI, from whom we acquired Fone.com. Mr. Shatsoff owns 122,199 shares of common stock of DCI, which currently owns approximately 666,667 shares of our common stock. As consideration for the acquisition of Fone.com, we had issued 666,667 shares of our common stock to DCI, the former parent of Fone.com. During part of 2000, DCI owned approximately 59.8% of our outstanding shares of common stock. We also assumed certain liabilities of DCI in the acquisition of Fone.com.

         Pursuant to our Bylaws and Article of Incorporation, our policy regarding material transactions between our directors and executive officers and us is that any such transaction must either be approved or ratified by a majority of our directors who lack a personal interest in the matter after the material facts of the transaction and relationships have been disclosed to the board of directors or the transaction must be fair to us at the time it is ratified by our board of directors.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS


         Our board of directors has three positions. We will be electing three directors at our annual meeting. All of our directors are elected at an annual meeting of shareholders and hold office until our next annual meeting and until their successors are duly elected and qualified or until their earlier resignation or removal. Our board of directors unanimously proposes that the nominees described below be elected for a new term as directors until our next annual meeting of shareholders and until their successors are duly elected and qualified. The board of directors has approved these nominees for submission to a vote by our shareholders at the annual meeting.

         If, for any reason, the nominees become unable or unwilling to serve at the time of the meeting, the persons named in the enclosed proxy card will have discretionary authority to vote for substitute nominees. We do not anticipate that the nominees will be unavailable for election.

         The following information sets forth biographical and background information as to each nominee for election at the annual meeting, including his age, present principal occupation, other business experience during the last five years, directorships in other publicly held companies, period of service as one of our directors and any legal proceedings during the past five years that are material to that person's evaluation as a director or nominee for director.

Director Nominees:

                  The director nominees, their ages, and their positions with us as of March 15, 2002, are as follows:

               Name                    Age               Position

        William S. Woulfin              58        Chairman of the Board and CEO

          W. Dale Smith                 55        Director and President

         John C. Canouse                38        Director



                  WILLIAM S. WOULFIN, 58, has served as our CEO and chairman of the board of directors since January of 2001. Previously, Mr. Woulfin served as Chairman with LecStar Communications. He has also served in management positions in both the Ohio Bell Telephone Company and Bell Telephone Laboratories for over ten years. For the past 21 years, he was Executive Vice President of Computer Generation Incorporated where he was responsible for worldwide sales, marketing and new product planning.

                  W. DALE SMITH, 55, has served as a our President and a director since January of 2001. Previously, Mr. Smith served as President with LecStar Communications. Mr. Smith has over 30 years experience in management in the public and private sectors. Mr. Smith began his career with Sonoco Products

Company and for twelve years advanced through various executive management positions serving as National Accounts Sales Manager, New York City, and Southeastern Regional Marketing and Sales Manager. Mr. Smith resigned from Sonoco to become Kentucky Governor John Y. Brown's Commissioner of Commerce and Deputy Secretary of the Commerce Cabinet. During these years he managed five departments, maintained offices for Kentucky on four continents and was instrumental in bringing into Kentucky over $2 billion in new investments, ranking Kentucky in the top five states in the nation.

                  JOHN C. CANOUSE, 38, has served as a director of ours since January of 2001. Previously, Mr. Canouse served as a director with LecStar Communications. Mr. Canouse has been actively involved in the capital and securities industries for over a decade. In addition to his services with LecStar Corporation, he also serves as senior vice president with J.P. Carey Enterprises and concurrently holds the position of president and CEO with CorpFin.Com. His experience has also included executive positions with J.P. Carey Securities and International Assets Advisory Corporation. Mr. Canouse holds NASD Series 7, 24, and 63 licenses.

         The affirmative vote of a plurality of the shareholders present and entitled to vote, whether in person or by proxy, is required for the election of the nominees for directors named above. Proxies cannot be voted for a greater number of persons than the number of nominees named above.

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES FOR DIRECTORS NAMED ABOVE, EACH FOR A TERM OF ONE YEAR, WHICH IS DESIGNATED AS PROPOSAL NO. 1 ON THE ENCLOSED PROXY CARD.

                                 PROPOSAL NO. 2

                           REVERSE COMMON STOCK SPLIT
                 NO LESS THAN 1 FOR 3 BUT NO MORE THAN 1 FOR 10

GENERAL

         The Board of Directors of the Company has approved a proposal (the "Reverse Stock Split Proposal") to effect a reverse stock split of the Company's outstanding Common Stock, $.01 par value per share (the "Common Stock"), subject to the approval by the shareholders of the Company. Approval of the reverse stock split will authorize the Board in its discretion to effectuate a reverse stock split on no less than a 1 for 3 basis and no more than a 1 for 10 basis dependent upon current stock price and related considerations. For purposes of this Proxy Statement an assumption is being made - solely for illustrative purposes - that the Board will choose to effectuate a 1 for 4 reverse stock split. However, such may not be the case as the Board has the discretion to authorize up to a 1 for 10 reverse stock split. The Reverse Stock Split Proposal provides for the combination and reclassification of the presently issued and outstanding shares of Common Stock, into a smaller number of shares of identical Common Stock, on the basis of one share of Common Stock for each three (or greater number of shares up to 10) shares of Common Stock previously issued and outstanding (the "Reverse Stock Split"). Except as may result from the payment of cash for fractional shares as described below, each shareholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as each shareholder did immediately prior to the Reverse Stock Split. If approved by the shareholders of the Company as provided herein, the Reverse Stock Split will be effected in as timely a manner as is practicable and in accordance with applicable law (the "Effective Time" or "Effective Date"). Upon effectiveness the reverse split shall have the effect of reducing the number of issued and outstanding shares in accordance with such reverse stock split (thereby adding those shares of Common Stock otherwise canceled as a result of the reverse split to its currently authorized and unissued shares and thereby increasing the number of authorized and unissued shares of Company Common Stock which are not subject to reversal).

         The following discussion assumes, solely for illustrative purposes, a 1 for 4 reverse stock split.

         At the Effective Time, each share of Common Stock issued and outstanding will automatically be reclassified and converted into one fourth of a share of Common Stock. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split. Shareholders entitled to receive a fractional share of Common Stock as a consequence of the Reverse Stock Split will, instead, receive from the Company a cash payment in U.S. dollars equal to such fraction multiplied by four times the arithmetic mean average closing bid price per share of the Common Stock on the Over-The-Counter Bulletin Board ("OTC BB") for the five trading days immediately preceding the Effective Date.

         The Company expects that, if the Reverse Stock Split Proposal is approved by the shareholders at the Annual Meeting, the Reverse Stock Split will be effectuated promptly. However, notwithstanding approval of the Reverse Stock Split Proposal by the shareholders of the Company, the Board of Directors of the Company may elect not to effectuate or to delay the Effective Time of the Reverse Stock Split, if the Board of Directors determines that the Reverse Stock Split would not be in the best interest of the Company's shareholders at such time. As heretofore indicated, the Board of Directors may also determine the extent of the reverse stock split subject to the parameters hereinafter indicated (but no greater than 1 for 10). Factors leading to such a determination could include, without limitation, any possible effect upon any future National Exchange listing application or future securities offerings (see "Reasons for the Reverse Stock Split Proposal," below).

REASONS FOR THE REVERSE STOCK SPLIT

         The primary purpose of the Reverse Stock Split is to combine the outstanding shares of Common Stock so that the Common Stock outstanding after giving effect to the Reverse Stock Split trades at a significantly higher price per share than the Common Stock outstanding before giving effect to the Reverse Stock Split.

         During the 2001 calendar year, the range in high and low bid prices for the Common Stock on the OTC BB ranged from $2.812 to $0.25 per share. The closing bid price for the Common Stock on March 15, 2002 was $0.12 per share. The Company believes that such a low quoted market price per share may discourage potential new investors, increase market price volatility and decrease the liquidity of the Common Stock.

         A benefit that would be created as a result of approval of the Reverse Stock Split proposal is that the number of authorized but unissued shares would necessarily increase since only issued and outstanding shares are subject to Reverse Stock Split and all shares canceled as a result of the Reverse Stock Split will be added to authorized but unissued shares; it being understood that the number of currently authorized but unissued shares of Company Common Stock are not subject to reversal. The availability of additional authorized but unissued shares may be of benefit to the Company in the event that it engages in future (a) debt and/or equity financing and/or (b) acquisitions, mergers or other forms of business combinations - in which instances availability of such authorized but unissued shares may prove to be essential.

         For the above reasons, the Company believes that the Reverse Stock Split is in the best interests of the Company and its shareholders. However, there can be no assurances that the Reverse Stock Split will have the desired consequences. The Company anticipates that, following the consummation of the Reverse Stock Split, the Common Stock will trade at a price per share that is significantly higher than the current market price of the Common Stock. However, there can be no assurance that, following the Reverse Stock Split, the Common Stock will trade at four times the market price of the Common Stock prior to the Reverse Stock Split.

EFFECT OF THE REVERSE STOCK SPLIT PROPOSAL (ASSUMING 1 FOR 4 STOCK SPLIT FOR ILLUSTRATIVE PURPOSES ONLY)

         Subject to shareholder approval, the Reverse Stock Split Proposal will be effected in as timely a manner as is practicable and in accordance with applicable law (the "Effective Time" or "Effective Date"). The actual timing of the Effective Date (assuming approval of the Reverse Stock Split Proposal at the Annual Meeting) will be determined by the Company's management (as well as the extent of the Reverse Stock Split as heretofore indicated) based upon their evaluation as to when such action will be most advantageous to the Company and its shareholders. The Company reserves the right to forego or postpone effectiveness of the Reverse Stock Split Proposal, if such action is determined to be in the best interests of the Company and its shareholders.

         Each shareholder that owns fewer than four shares of Common Stock will have such shareholder's fractional share of Common Stock converted into the right to receive cash as set forth below in "Exchange of Stock Certificates and Payment for Fractional Shares." The interest of such shareholder in the Company will thereby be terminated, and such shareholder will have no right to share in the assets or future growth of the Company. Each shareholder that owns four or more shares of Common Stock will continue to own shares of Common Stock and will continue to share in the assets and future growth of the Company as a shareholder. Such interest will be represented by one fourth as many shares as such shareholder owned before the Reverse Stock Split, subject to the adjustment for fractional shares in which case such shareholder shall receive cash in lieu of such fractional share. The number of shares of Common Stock that may be purchased upon the exercise of outstanding options, warrants, and other securities convertible into, or exercisable or exchangeable for, shares of Common Stock (collectively, "Convertible Securities") and the per share exercise or conversion prices thereof, will be adjusted appropriately as of the Effective Date, so that the aggregate number of shares of Common Stock issuable in respect of Convertible Securities immediately following the Effective Date will be one fourth of the number issuable in respect thereof immediately prior to the Effective Date, the per share exercise price immediately following the Effective Date will be 400% of the per share exercise or conversion price immediately prior to the Effective Date, and the aggregate exercise or conversion prices thereunder shall remain unchanged.

         The Reverse Stock Split will also result in some shareholders owning "odd lots" of less than 100 shares of Common Stock received as a result of the Reverse Stock Split. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per share basis, than the cost of transactions in even multiples of 100 shares.

         The Company is authorized to issue 500,000,000 shares of Common Stock, of which 114,153,745 shares were issued and outstanding at the close of business on the Record Date (March 15, 2002).

         Adoption of the Reverse Stock Split will reduce the shares of Common Stock outstanding on the Record Date from 114,153,745 to approximately 28,538,436 (assuming a 1 for 4 Reverse Stock Split and could reduce the number of outstanding common shares to approximately 11,415,375 assuming a 1 for 10 Reverse Stock Split) but will not effect the number of authorized shares of Common Stock. After the Reverse Stock Split, the Company estimates that it will have approximately the same number of shareholders. Except for the receipt of cash in lieu of fractional interests, the reverse stock split will not affect any shareholder's proportionate equity interest in the Company.

         As a result of the Reverse Stock Split, the Company will have a greater number of authorized but unissued shares of Common Stock than prior to the Reverse Stock Split. The increase in the authorized but unissued shares of Common Stock could make a change in control of the Company more difficult to achieve. Under certain circumstances, such shares of Common Stock could be used to create voting impediments to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. Such shares could be sold privately to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board determines is not in the best interests of the Company and its shareholders.

         The increase in the authorized but unissued shares of Common Stock also may have the effect of discouraging an attempt by another person or entity, through acquisition of a substantial number of shares of Common Stock, to acquire control of the Company with a view to effecting a merger, sale of assets or a similar transaction, since the issuance of new shares could be used to dilute the stock ownership of such person or entity. Shares of authorized but unissued Common Stock could be issued to a holder who would thereby have sufficient voting power to assure that any such business combination or any amendment to the Company's Articles of Incorporation would not receive the shareholder vote required for approval thereof. The Board of Directors has no current plans to issue any shares of Common Stock for the purposes indicated herein, and does not intend to issue any stock except on terms or for reasons which the Board of Directors deems to be in the best interests of the Company.

         The Common Stock is currently listed on the OTC BB, under the trading symbol LCST.

EXCHANGE OF STOCK CERTIFICATES AND PAYMENT FOR FRACTIONAL SHARES

         The combination and reclassification of shares of Common Stock pursuant to the Reverse Stock Split will occur automatically on the Effective Date without any action on the part of shareholders of the Company and without regard to the date certificates representing shares of Common Stock prior to the Reverse Stock Split are physically surrendered for new certificates. If the number of shares of Common Stock to which a holder is entitled as a result of the Reverse Stock Split would otherwise include a fraction, the Company will pay to the shareholder, in lieu of issuing fractional shares of the Company, cash in an amount equal to the same fraction multiplied by four times the average closing price of the Common Stock on the OTC BB for the five days immediately preceding the Effective Date. A change in the closing price of the Common Stock will affect the amount received by shareholders in lieu of fractional shares.

         As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for shares of Common Stock to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of Common Stock such shareholder is entitled to receive as a consequence of the Reverse Stock Split. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, each shareholder should surrender the certificates representing shares of Common Stock prior to the Reverse Stock Split, in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of Common Stock that he holds as a result of the Reverse Stock Split and any cash payable in lieu of a fractional share. SHAREHOLDERS SHOULD NOT SEND THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.

         After the Effective Date, each certificate representing shares of Common Stock outstanding prior to the Effective Date (an "Old Certificate") will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of shares of Common Stock, and the right to receive from the Company the amount of cash for any fractional shares, into which the shares of Common Stock evidenced by such certificate have been converted by the Reverse Stock Split, except that the holder of such unexchanged certificates will not be entitled to receive any dividends or other distributions payable by the Company after the Effective Date, until the Old Certificates have been surrendered. Such dividends and distributions, if any, will be accumulated, and at the time of surrender of the Old Certificates, all such unpaid dividends or distributions will be paid without interest.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

         The following discussion describes certain material federal income tax considerations relating to the Reverse Stock Split. This discussion is based upon the Internal Revenue Code of 19810 (the "Code"), existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. All shareholders should consult with their own tax advisors.

         This discussion may not address certain federal income tax consequences that may be relevant to particular shareholders in light of their personal circumstances (such as persons subject to the alternative minimum tax) or to certain types of shareholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local, or foreign laws.

SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION.

         The Company should not recognize any gain, or loss as a result of the Reverse Stock Split. No gain or loss should be recognized by a shareholder who receives only Common Stock upon the Reverse Stock Split. A shareholder who receives cash in lieu of a fractional share of Common Stock that otherwise would be held as a capital asset generally should recognize capital gain or loss on an amount equal to the difference between the cash received and the shareholder's basis in such fractional share of Common Stock. For this purpose, a shareholder's basis in such fractional share of Common Stock will be determined as if the shareholder actually received such fractional share. Except as provided with respect to fractional shares, the aggregate tax basis of the shares of Common Stock held by a shareholder following the Reverse Stock Split will equal the shareholder's aggregate basis in the Common Stock held immediately prior to the Reverse Stock Split and generally will be allocated among the shares of Common Stock held following the Reverse Stock Split on a pro rata basis. Shareholders who have used the specific identification method to identify their basis in shares of Common Stock combined in the Reverse Stock Split should consult their own tax advisors to determine their basis in the post Reverse Stock Split shares of Common Stock received in exchange therefor.

REQUIRED VOTE FOR APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

         The affirmative vote of the holders of a majority of the Common Stock present or represented at the Annual Meeting is required to approve the Reverse Stock Split Proposal. Proxies solicited by the Board of Directors will be voted in favor of this Proposal unless stockholders specify otherwise.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE REVERSE STOCK SPLIT PROPOSAL.


                                 PROPOSAL NO. 3

PROPOSAL TO RATIFY THE BOARD OF DIRECTORS' SELECTION OF FELDMAN SHERB & CO., P.C. AS INDEPENDENT AUDITORS FOR THE COMPANY


         Effective January 23, 2002, the Company engaged Feldman Sherb & Co., P.C. as it's independent accountants as indicated on 8-K filed January 28, 2002, as amended February 7, 2002. Feldman Sherb & Co., P.C. has audited the books, records and accounts of the Company for the years ended December 31, 2000 and December 31, 2001. Representatives of Feldman Sherb & Co., P.C. are expected to attend the Annual Meeting, will have the opportunity to make a statement if they so choose and will be available to respond to appropriate questions.

Audit Firm Fee Summary

         Effective January 23, 2002, the Company retained Feldman Sherb & Co., P.C. to provide services in the following categories and amounts:

Audit Fees

         Feldman Sherb & Co., P.C. billed the Company an aggregate of $66,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the years ended December 31, 2000 and December 31, 2001.

Financial Information Systems Design and Implementation Fees

         The Company did not engage Feldman Sherb & Co., P.C. for professional services relating to financial information systems design and implementation for the year ended December 31, 2001.

Other Fees

         Feldman Sherb & Co., P.C. did not bill the Company for any fees for professional services related to tax compliance. The Company did not engage Feldman Sherb & Co., P.C. for professional services related to consulting services for the fiscal year ended December 31, 2001.

Vote Required for Approval

         Ratification of the selection of Feldman Sherb & Co., P.C. as independent public accountants will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by Proxy at the Annual Meeting and entitled to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF FELDMAN SHERB & CO., P.C. AS INDEPENDENT ACCOUNTANTS TO EXAMINE THE COMPANY'S CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2002


                                 OTHER BUSINESS


         Our board of directors is not aware of any matters to be presented at the annual meeting other than those set forth in the notice and this proxy statement. If any other matters do come before the meeting, it is intended that the holders of the proxies will vote, with respect to such matters, at that time and in their discretion. The approval of any other matters will require the affirmative vote of the majority of the shareholders present and entitled to vote, whether in person or by proxy, at the annual meeting where a quorum is present, or such greater vote as may be required by our Articles of Incorporation, our Bylaws or the Texas Business Corporation Act.

         YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THIS PROXY STATEMENT IS DATED MAY 1, 2002. YOU SHOULD ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF THAT DATE ONLY, UNLESS OTHERWISE STATED. OUR BUSINESS FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE. WE UNDERTAKE NO OBLIGATION TO PUBLISH THE RESULTS OF ANY ADJUSTMENTS TO THE INFORMATION CONTAINED IN THIS PROXY STATEMENT THAT MAY OCCUR AFTER THE DATE OF THIS PROXY STATEMENT OR TO REFLECT THE OCCURRENCE OF UNEXPECTED EVENTS OCCURRING AFTER THE DATE OF THIS PROXY STATEMENT.

         Whether you expect to be present in person at the annual meeting, please MARK, SIGN, DATE and RETURN THE ENCLOSED PROXY CARD in the accompanying envelope as promptly as possible. You may revoke your proxy, in the manner specified within this proxy statement, at any time before the shares it represents are voted.

                                   PROXY CARD

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             OF LECSTAR CORPORATION

                                      PROXY
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                              LECSTAR CORPORATION,
                            TO BE HELD, MAY 13, 2002

         The undersigned shareholder of LecStar Corporation, a Texas corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement each dated May 1, 2002. The undersigned hereby appoints W. Dale Smith and James E. Malcom, proxies and attorneys-in-fact, with full power of substitution for each, on behalf of and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Shareholders of LecStar Corporation to be held on, May 13 2002, at 10:00 a.m., Atlanta time, at Best Western Bradbury Suites Hotel, 4500 Circle 75 Parkway, Atlanta, Georgia, and at any adjournment(s) of the annual meeting, and to vote all shares of common stock that the undersigned would be entitled to vote as if they were personally present, on the matters set forth on the reverse side.

                                SEE REVERSE SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

/X/ Please mark votes as in this example.

         THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS LISTED BELOW AND FOR PROPOSALS 2 AND 3, AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OF THE MEETING.

1.       The election of  three directors, each for a term of one year.
                          -----

NOMINEES:                      FOR                   WITHHOLD AUTHORITY

William S. Woulfin            /   /                        /   /

W. Dale Smith                 /   /                        /   /

John C. Canouse               /   /                        /    /



/  /  ____________________________

FOR all nominees except those listed on the line immediately above.




                                                  FOR      AGAINST      ABSTAIN

2.  The approval of the proposal to reverse      /  /       /  /         /   /
   split of LecStar Corporation's common stock.

3.  The ratification of the appointment          /   /      /   /        /   /
   of Feldman Sherb & Co., P.C. as our
   independent accountants for our fiscal year ending December 31, 2002.



/ / Please check this box if this proxy card represents a duplicate account. Checking the box will discontinue Annual Report and Proxy Statement mailings to this account. Proxy Cards though will continue to be mailed to this account. Please make sure that at least one account continues to receive these materials.

         This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears on the proxy card, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

         Each shareholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by our Secretary, at or prior to the annual meeting, of either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a shareholder may change or revoke a previously executed proxy by attending the annual meeting and requesting to vote in person. Please note that attendance at the annual meeting will not by itself revoke a previously granted proxy.

Shareholder Signature(s):           _______________________

Date:                               _______________________